Execution Version 1 4856-7282-0833v.2 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Second Amendment”) is dated as of May 10, 2023 (the “Second Amendment Effective Date”), among SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “MLP Entity”), SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), the Subsidiary Guarantors (as defined in the Loan Agreement referred to below), the Lenders (as defined in the Loan Agreement) party hereto and BANK OF AMERICA, N.A., as Agent (as defined in the Loan Agreement) for the Lenders (in such capacity, “Agent”). R E C I T A L S: WHEREAS, the MLP Entity, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of November 2, 2021 (as amended prior to the date hereof including by the First Amendment to Loan and Security Agreement dated as of October 14, 2022, the “Existing Loan Agreement”, and the Existing Loan Agreement, as amended by this Second Amendment, the “Loan Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings given to such terms in the Loan Agreement; WHEREAS, the MLP Entity and Borrower have requested that the Lenders agree to make certain amendments to the Existing Loan Agreement; and WHEREAS, the Lenders party hereto, constituting at least the Required Lenders, have agreed to such amendments on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the MLP Entity, Borrower, the Subsidiary Guarantors, Agent and the undersigned Lenders do hereby agree as follows: SECTION 1. AMENDMENT TO EXISTING LOAN AGREEMENT. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof, the Existing Loan Agreement is hereby amended effective as of the Second Amendment Effective Date by amending and restating Section 10.2.1(i) in its entirety to read in full as follows: (i) Capital Lease Obligations (including any Sale and Lease-Back Transaction that is permitted under Section 10.2.3) and Purchase Money Obligations to the extent that the aggregate total amount of all such Capital Lease Obligations and Purchase Money Obligations outstanding at any one time (together with all Debt outstanding pursuant to this paragraph (i) and paragraph (h) of this Section 10.2.1 and the Remaining Present Value of outstanding leases permitted under Section 10.2.3), shall not (i) exceed the greater of (A) $137,500,000 and (B) 5.5% of Consolidated Total Assets and (ii) both immediately before and immediately after giving effect to the incurrence of any Debt pursuant to this paragraph (i), cause the Total Net Leverage Ratio calculated on a Pro Forma Basis to exceed 5.75:1.00; provided, that clause (ii) of this Section 10.2.1 shall not be required to be satisfied with respect to up to $5,000,000 of Capital Lease Obligations and Purchase Money Obligations outstanding at any one time. SECTION 2. CONDITIONS PRECEDENT. The effectiveness of this Second Amendment is subject to the satisfaction (or waiver in accordance with Section 14.1 of the Existing Loan Agreement) of the following conditions precedent:

2 4856-7282-0833v.2 2.1 Executed Counterparts. Agent (or its counsel) shall have received duly executed counterparts of this Second Amendment from the MLP Entity, Borrower, each Subsidiary Guarantor and the Required Lenders. 2.2 Representations and Warranties. The representations and warranties of each Obligor in Section 3 of this Second Amendment shall be true and correct as of the date hereof. Notwithstanding anything to the contrary set forth in Section 14.1 of the Existing Loan Agreement or otherwise, Agent is hereby authorized and directed to declare this Second Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Loan Agreement, as amended hereby, for all purposes. SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agent and each of the Lenders that: 3.1 Reaffirmation of Representations and Warranties. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein), in each case, immediately after giving effect to the amendments set forth in Section 1 hereof except for representations and warranties that expressly apply only on an earlier date which shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier contained therein). 3.2 No Default. Both immediately before and immediately after giving effect to this Second Amendment, no Default or Event of Default exists. 3.3 Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Second Amendment. The execution, delivery and performance by each Obligor of this Second Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of such Obligor, except those already obtained; (b) contravene the Organic Documents of such Obligor; (c) violate any Applicable Law; (d) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any indenture, lease, agreement or other instrument to which any Obligor or any Restricted Subsidiary is a party or by which any of them or any of their respective property is or may be bound, where any such conflict, violation, breach or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (e) result in or require imposition of a Lien (other than a Permitted Lien) on any Property of Borrower or any Restricted Subsidiary. 3.4 Enforceability. This Second Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing. SECTION 4. MISCELLANEOUS. 4.1 Confirmation and Effect. The provisions of the Existing Loan Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not operate as a

3 4856-7282-0833v.2 waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Loan Agreement as amended hereby, and each reference to the Existing Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Loan Agreement shall mean and be a reference to the Existing Loan Agreement as amended hereby. All Obligations under the Existing Loan Agreement and the other Loan Documents shall continue to be outstanding and shall be governed in all respects by the Existing Loan Agreement, as amended hereby, and the other Loan Documents, it being understood that neither this Second Amendment nor the amendments to the Existing Loan Agreement effectuated by this Second Amendment constitute a novation, satisfaction or re-borrowing of any Obligations under Existing Loan Agreement or any other Loan Document. 4.2 Ratification and Affirmation of Obligors. Each Obligor hereby (a) acknowledges and consents to all of the terms and conditions of this Second Amendment, (b) ratifies and affirms all of its obligations, including, without limitation, all of its payment and performance obligations, contingent or otherwise, under the Existing Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party, (c) ratifies and reaffirms any and all of the Liens or security interests granted by it on any of its Properties pursuant to any Loan Documents and confirms that such Liens and security interests continue to secure the Obligations and are in full force and effect as of the date hereof after giving effect to this Second Amendment and (d) ratifies and reaffirms its obligations under the Guaranty and agrees that such Guaranty is in full force and effect as of the date hereof after giving effect to this Second Amendment. 4.3 Loan Document. This Second Amendment shall constitute a “Loan Document”, under and as defined in the Existing Loan Agreement, for all purposes under the other Loan Documents. 4.4 Successors and Assigns; Amendments; Entire Agreement. This Second Amendment (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Loan Agreement); (b) may be modified or amended only in accordance with the Loan Agreement; and (c) TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. 4.5 Electronic Execution; Electronic Records; Counterparts. This Second Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Second Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Second Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) any Electronic Signature shall be promptly followed by a manually executed, original counterpart.

4 4856-7282-0833v.2 4.6 Payment of Fees and Expenses. The Obligors hereby agree, jointly and severally, to pay on demand all reasonable and documented legal (limited to reasonable and documented fees of one counsel for Agent and one counsel for Agent in each relevant jurisdiction) and other reasonable and documented out-of-pocket fees and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents, in all cases to the extent required pursuant to Section 3.4 of the Loan Agreement. 4.7 GOVERNING LAW; Submission to Jurisdiction; Waiver of Venue and Jury Trial. THIS SECOND AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. The terms of the Existing Loan Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. SECTION 5. RELEASE. AS PART OF THE CONSIDERATION FOR THE LENDERS’ AND AGENT’S EXECUTION OF THIS SECOND AMENDMENT, EACH OF THE MLP ENTITY, BORROWER AND EACH OTHER OBLIGOR, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY FOREVER, FULLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES THE LENDERS AND AGENT, AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DEFENSES, COUNTERCLAIMS, SETOFFS, OF ANY KIND, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY LENDER, AGENT, OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT NO RELEASE SHALL OCCUR UNDER THIS SECTION 5 WITH RESPECT TO CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. BORROWER, THE MLP ENTITY AND EACH OTHER OBLIGOR FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM, OTHER THAN A CLAIM RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. THE FOREGOING RELEASE, COVENANT AND WAIVERS OF THIS SECTION 5 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OR PREPAYMENT OF ANY OF THE LOANS, OR THE TERMINATION OF THE EXISTING LOAN AGREEMENT, THE LOAN AGREEMENT, THIS SECOND AMENDMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. [Remainder of page intentionally left blank; signatures begin on following page]

[Signature page to Summit Midstream Holdings, LLC Second Amendment to Loan and Security Agreement] ING CAPITAL LLC, as a Lender By:______________________ Name: Jeff Chu Title: Director By:______________________ Name: Mike Chen Title: Director

[Signature page to Summit Midstream Holdings, LLC Second Amendment to Loan and Security Agreement] CIT BANK, N.A., as a Lender By: ___________________________________ Name: Title:

[Signature page to Summit Midstream Holdings, LLC Second Amendment to Loan and Security Agreement] WEBSTER BUSINESS CREDIT, A DIVISION OF WEBSTER BANK N.A., as a Lender By: ___________________________________ Name: Julian Vigder Title: Director

[Signature page to Summit Midstream Holdings, LLC Second Amendment to Loan and Security Agreement] MITSUBISHI HC CAPITAL AMERICA, INC., as a Lender By: ___________________________________ Name: Title: